GREEN & NATURAL AGRICULTURE FOR THE 21 ST CENTURY 2012 Investor Presentation

SAFE HARBOR STATEMENT A number of statements being made today will be forward - looking in nature . Such statements are only predictions, and actual events or results may differ materially as a result of risks we face, including those discussed in our SEC filings . We encourage you to review the summary of these risks contained in Item 1 A to our most recently amended Registration Statement on Form 10 , as filed with the SEC on April 25 , 2011 . The Company does not assume any obligation to revise or update these forward - looking statements to reflect subsequent events or circumstances . Information conveyed to the public today contains "forward looking statements" within the meaning of Section 27 A of the Securities Exchange Act of 1933 and Section 21 B of the Securities Exchange Act of 1934 . Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, goals, assumptions or future events or performance are not statements of historical fact may be forward looking statements . Forward looking statements are based on expectations, estimates, and projections at the time the statements are made that involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated . Forward looking statements in this action may be identified through use of words such as projects, "foresee," "expects," "will," "anticipates," "estimates," "believes," "understands," or that by statements indicating certain actions may, "could," or "might" occur . Please understand there is no guarantee past performance will be indicative of future results . Not a Broker/Dealer or Financial Advisor Sino Agro Food, Inc . is neither a Registered Broker/Dealer nor a Financial Advisor, nor does it hold itself out to be a Registered Broker/Dealer or Financial Advisor . All material and information conveyed in this presentation, on the Company's website or other media is not to be regarded as investment advice and is only for informative purposes . Conference participants should verify all claims and conduct their own due diligence before investing in Sino Agro Food, Inc . Investing in small - cap, micro cap and penny stock securities is speculative and carries a high degree of risk . No Offer of Securities None of the information featured in this presentation constitutes an offer or solicitation to purchase or to sell any securities of Sino Agro Food, Inc .

COMPANY OVERVIEW $16.2 $21.7 $40.6 $ 51.9 $8.4 $9.0 $12.7 $25.9 2008 2009 2010 2011* Revenue Net Income A leading developer of modern commercial beef, fish and agricultural projects in China “ A Power ” technology, innovative patented and licensed technologies in feedstock, fertilizer and aquaculture 100% organic operations for a cleaner environment and safer product Fully scalable business model with high growth potential including under developed beef markets Partnered with major state owned agricultural operations Strong Corporate Social Responsibility through use of farmer cooperatives by providing education and training US$ Millions Financial Overview Stock Summary Ticker : SIAF • Current Price (April 13, 2012) $0.73 • 52 Week Range $0.48 - $1.05 • Average Volume (3 Months) 250,723 • Shares Outstanding 72.7M • Float 42.09M • Market Cap $53M • Book Value $2.02

KEY INVESTMENT HIGHLIGHTS High growth potential due to a growing middle class in China with higher demands for food quality Proven modern technologies used in creating commercial operations in key growth industries such as beef and fish Largest consultancy and operational footprint of modern Recirculating Aquaculture System projects in China Strong local Government backing and support for farming cooperatives including subsidies and grants for development Excellent track record of operating performance and revenue growth Highly experienced management team

EXPERIENCED MANAGMENT Mr. Lee Yip Kun Solomon has been a Director and our Chief Executive Officer since August 2007. From March 2004 to date he has been Group Managing Director of Capital Award Inc. Since May, 1993, he has been the CEO of Irama Edaran Sdn . Bhd. (Malaysia), a modern fishery developer. There was no formal relationship between Sino Agro Food and Irama Edaran . He received a B.A. Major in Accounting and Economics from Monash University, Australia in July 1972. As a member of the board, Mr. Solomon contributes his knowledge of the company and a deep understanding of all aspects of our business, products and markets, as well substantial experience developing corporate strategy, assessing emerging industry trends, and business operations. Mr. Tan Paoy Teik has been a Director and our Chief Marketing Officer since August 2007. Since July, 2005, he has been Group Managing Director of Milux Corporation Bhd. (Malaysia), a manufacturer of home and gas appliances. He received an MBA from South Pacific University in 2005. Mr. Tan is currently the Managing Director of Milux Corporation Bhd , as such, he is spending half of his working time between Milux and our company. As a member of the board, Mr. Tan contributes his knowledge of the company and a deep understanding of all aspects of our business, products and markets, as well substantial experience developing corporate strategy, assessing emerging industry trends, and business operations. Mr. Chen Bor Hann has been Director and Secretary since August 2007. Since March, 2004, he has been Director and Business Development Manager of Capital Award Inc. From September 1995 to March 2004, he was Fishery Supervisor of Irama Edaran Sdn . Bhd. (Malaysia). As a member of the board, Mr. Chen contributes his knowledge of the company and a deep understanding of all aspects of our business, products and markets, as well substantial experience developing corporate strategy, assessing emerging industry trends, and business operations.

LOCATION AND GEOGRAPHIC STRATEGY


A POWER
MODEL FARMS
FARMING COOPERATIVES and JOINT VENTURES
Modernizing Agriculture in China through the use of Farmer Cooperatives, education and training
Livestock Farming, Fertilizer, Feedstock
Qinghai SanJiang A Power Agriculture Co. Ltd.
Livestock Farming, Fertilizer, Feedstock
LinLi A Power Agriculture Co. Ltd.
Sino Agro Food Corporate HQ
Fish, Prawn, Produce and Livestock Farming
Enping City Bi Tao A Power Prawn Culture Development Co. Ltd.
Jiang Men City Hang Sheng Tai Agriculture Development Co. Ltd.
Enping City Bi Tao A Power Fishery Development Co. Ltd.
Enping City A Power Cattle Farm Co. Ltd.

Sino Agro Food
SIAFCHINA

BUSINESS SUMMARY Jobs and Food Providing better paying jobs, growing the economy and providing quality food products to the masses Training for the Future Providing the training and management needed to succeed Synergy between Co - op’s Utilizing the Company’s marketing and distribution network to bring products to market Agriculture Development Building modern commercial farming infrastructure Getting Started Working with local Government and local Farmers to form Agricultural Cooperatives The key to the Company’s success lies in its strategic use of farmer cooperatives. With the assistance and cooperation of local governments, the Company is able to combine local area farmers into cooperatively producing communities Once these Co - op’s are formed, the Company develops the infrastructure, provides the education and training to bring what was once small individual farms and communities into commercial scale operations. Over the past two years the Company has been working to establish demonstration facilities in three provinces in China. These demonstration facilities serve as the backbone of the Company’s expansion efforts in attracting other local governments.

FISHERY OPERATIONS Capital Award Inc., a subsidiary Company, is currently engaged in modern fishery project management and consultancy services in China. The Company provides consulting and management services to fish farms that are adopting the “ A Power Technology ”. A - Power Technology (“APT”) is an engineered, self - contained water treatment and re - circulating aquaculture system (“RAS”) for the growing of aquatic animals on a commercial scale. In an APT designed fish growing system, fish produced are free from diseases and pollution commonly associated with other outdoor aquaculture methods. These ideal growing conditions enable improved productivity, mortality rates of less than 8% and feed - to - fish conversion ratio of 1:1 for pallet feed and 2:1 for non pallet feed. The system is housed on land in an enclosed environment under fully controlled conditions, and by avoiding contact with any outdoor contamination and using treated water, APT RAS produces healthy farmed fish guaranteed free of antibiotics and other pollutants that are acceptable for export markets.

FISHERY OPERATIONS contd. Items of Comparison APT Farms Conventional Farms Surface area measured for productivity 25 tons per year per 72 ml 0.5 tons per year per 660ml Water capacity measured for productivity 25 tons per year per 100 mi 0.5 tons per year per 1320mi Labor content One worker per 50 tons per year One worker per 6 tons per year Water usage Minimal 100% Changed every year Energy requirement 2.5% cost of production No specified records Quality standard Can be organic or non - organic. No consistency Harvesting All year round Once or twice annually Subjecting to seasonal variation No Yes Subjecting to external predators and diseases No Yes Usage of antibiotics and chemicals No Yes Averaged mortality rate for the Grow - out 8% or less Above 25% Average of feed to fish conversion rate 2 to 1 4.5 to 1 Comparison Between APT Farm Operation and Traditional Chinese Fish Farming

2012 FISHERY GUIDANCE » Management will focus on increasing production, quality, marketing and distribution within current operations » Enping A Power Prawn Culture Co. to begin Operations in Q3 » Gao Aquaculture A Power Fishery Co. to begin Operations in Q4 » ZhungShen A Power Prawn Development to begin Operations Q2 » Management is currently working on 2 new Fishery Contracts

LIVESTOCK OPERATIONS The Company holds patents for a modern livestock feed manufacturing process and produces its own blends of enzymes for both fertilizer and feedstock production for various climates within China. These technologies combined with farm services make up the core of the Company’s livestock operations. The Company through its joint venture agreements also receives a percentage of beef sales produced by operations. The Company is nearing completion of its first major demonstration cattle farm in HaungYuan that will be used as the model farm for its expansion efforts. Once complete, the Company will begin marketing to government officials and investors from surrounding districts to build additional farms. Using the Company’s modern farming methods and feedstock have yielded above average results, reducing fattening time and producing the highest quality aromatic beef. The Company intends to become one of the highest quality producers of organic beef to meet the demand of a growing affluent middle class in China.

2012 BEEF GUIDANCE » Completion of an Enzyme Manufacturing Plant and Enzyme Sales to begin Q4 » Introduce Abattoir and Boning Facilities for Value Added Processing of Beef Products in Q4 » Hunan Shanghua A Power (Linli Hunan) to begin Manufacturing and Sales of Organic and Mixed Fertilizers in Q3 » Hunan Shanghua A Power (Linli Hunan) to begin Rearing and Beef Cattle Sales in Q4 » Two New Additional Beef Cattle Farms Expected in Q2/Q3

ORGANIC FERTILIZER AND FEED STOCK Tri - way, a Company subsidiary, owns a patented Stock Feed Manufacturing Technology for the manufacturing of livestock feed designed for the consumption of beef cattle, cows, sheep and other animals. Raw materials used consist of crop wastes as well as locally grown and available wild wheat, wild wheat sterns, wild peas with sterns and leaves, and selective pastures grown in the wild. These raw materials are finely cut and put through a number of proprietary aging and fermentation processes which yield highly nutritional feed. The feedstock is then packed and sealed in air - tight and weather proof packaging ready for storage. The Company’s feedstock has been shown to speed fattening and provide more nutrition over competing brands. SanJiang A Power, a Company subsidiary, has also completed the development of manufacturing plants and facilities for bio - organic fertilizer production. Energy usage and production time have been decreased by some 300% over traditional methods using the Company’s facilities and technologies. The bio - organic fertilizer produced is designed to revitalize and improve the soil by eliminating toxic fat and chemicals while increasing the growth of micro - organisms and nutrients needed for healthy plant growth.

VEGETABLE FARMING The Company currently maintains over 182 acres of land for the purpose of cultivating Hylocereus Undatus , also known as “Dragon Fruit”. The Company sells both fresh and dried products as well as various valued added products . The Company currently sells its value added products as “Steamed and dried flowers,” “Naturally dried flowers,” and “Favorite dried flowers.” On February 22, 2011, the Company purchased 57 acres to develop an Asparagus farm as an alternative cash crop to the Hylocereus Undatus and to utilize the same value added processing facilities that the Company uses for its Hylocereus Undatus operations. This will allow the Company to make use of its processing facilities year round due to the different harvesting periods. Asparagus operations are expected to commence in Q4 2012. The Company also currently has plans to green house plantation operations in 2012, in order to reduce the impact of inclimate weather.

2011 FINANCIAL OVERVIEW » Revenues Increased by $11.3M to $51.8M or 28% » Reorganized Operations to Focus on Beef and Fish » Reduced Long Term Debt to Zero from $3.7M » Signed four Aquaculture and one Beef Cattle Service Consulting and Servicing Contracts » Diluted EPS Increased from $0.14 to $0.39 or 178%

2011 OPERATIONAL OVE RVIEW » Divestment of Dairy Operations due to Poor Fundamentals and Business Environment » Consolidated Productivity and Expanded Land Holdings by some 2,900 acres » Raised and Sold approximately 600 Head of Cattle » Plantation Operations Produced some 40M HU flowers » Opened a First Class Steak House in HaungYuan

2011 FINANCIAL REVIEW Balance Sheet 2010 2011 Cash and Equivalents $3,890,026 $1,387,908 Inventories $8,913,127 $4,435,445 Deposits and Prepaid Expenses $14,229,711 $14,868,838 Accounts Receivable $12,803,771 $27,531,915 Total Assets $107,767,910 $151,840,878 Long Term Debt $3,776,435 --- Total Liabilities $6,716,029 $16,445,505 Total Shareholders Equity $101,051,881 $135,395,373

2011 FINANCIAL REVIEW Earnings 2011 2010 Change Revenue $51,879,903 $40,551,066 27.94% Gross Profit $24,928,029 $22,453,425 11.02% Net Income $25,894,983 $12,697,080 103.94% Basic EPS $0.43 $0.16 168.75% Diluted EPS $0.39 $0.14 178.57%

2011 FINANCIAL REVIEW Fishery, $ 26,422,125 Plantation, $ 6,113,155 Beef, $ 15,182,222 Cattle Farm, $ 4,159,921 Fertilizer , $ 2,480

ROBUST REVENUE GROWTH Revenue in US$ Millions

STRONG NET INCOME GROWTH Net Income in US$ Millions

MARKET OPPORTUNITIES China’s economy has consistently grown at a robust pace. This has not only created an affluent urban population, but a much larger and ever growing urban middle class. Combined, these two groups are increasingly demanding better products. Sino Agro Food’s aim is to meet this demand by providing quality organic food products. Beef markets in China are still relatively undeveloped. As incomes rise, demand for quality beef will rise. Sino Agro Food is aggressively developing commercial scale organic beef operations to meet this growing demand. Sino Agro Food is currently at the forefront of modern commercial beef farming in China. The seafood industry in China is expected to increase by some 40% by 2020 according to a study by Glitnir Bank. Much of this seafood is grown under polluted conditions. Sino Agro Food uses modern aquaculture methods that produce seafood that is free from chemicals and pollution. The Company will market its fish as the healthy alternative to concerned consumers.

2011 MARKETING AND DISTRIBUTION GUIDANCE » Launch of Franchising Operations in Q4 » Development of “Green Life and Natural” Brand Market Chains in Q4 » Launch of Cold Storage and Distribution Centers for Franchised Operations in Q4 » Launch of Value Added Seafood Products Q4 » Launch of Value Added Beef Products Q4

2011 IMPORT EXPORT GUIDANCE » Launch of Import and Export Trading Division Launched in Q1 » Wholesaling of Seafood and Seafood Products Starting in Q1 » Wholesaling of Value Added Processed Fertilizer and Byproducts in Q2

2011 CAPITAL EXPENDITURES GUIDANCE Management is expecting substantial capital expenditure to be incurred in 2012 that will be supported by the following Financial Plan: » Bank Financing $8.6M » Loans From Suppliers $8.9M » Loans From Subsidiaries $4.45M » Advances From JV Partners $5M » Internally Generated Revenues $66.15M

2011 FINANCIAL GUIDANCE Financial Item 2011 2012 Growth Consolidated Revenue $51.9M $145M 179% Consolidated NTA $135.4M $215M 59% Consolidated Earnings $29.7M $56M 89% Weighted Issued and Outstanding Shares 60.2M 70.5M 17% NTA/Share $2.02 $3.05 51% EPS Basic $0.43 $0.68 58% Debt to Equity Ratio 0:0 2:50 Minimal

Contact: info@sinoagrofood.com Website: www.sinoagrofood.com Company Video 2011 (link) Room 3711, China Shine Plaza No. 9 Lin He Xi Road Tianhe County Guangzhou City P.R.C. 510610